Second Quarter 2026 Earnings July 15, 2026

©2026 First Horizon Bank. Member FDIC. Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN's management and Board of Directors through various internal reports. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk-based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. This document also includes forward-looking guidance with respect to certain non-GAAP financial measures. FHN is not able to reconcile these forward-looking non-GAAP measures to their most directly comparable GAAP measures without unreasonable efforts because sufficient information is not available to determine and quantify, or to estimate the probable significance of, all of the variables and adjustments that would be needed for such reconciliations. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed. Throughout this document numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates. Disclaimers 2

2Q26 reported financial summary

$ in millions, except per share data	Reported Results 2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 Change vs. 1Q26		2Q25	
Net interest income	$676	$667	$676	$674	$641	$9	1%	$35	5%
Fee income	211	195	212	215	189	16	8%	22	12%
Total revenue	887	862	888	889	830	25	3%	57	7%
Expense	531	505	545	551	491	26	5%	40	8%
Pre-provision net revenue (PPNR)	356	357	343	339	339	(1)	—%	17	5%
Provision for credit losses	15	15	—	(5)	30	—	—%	(15)	(50%)
Pre-tax income	341	342	343	344	309	(1)	—%	32	10%
Income tax expense	66	76	78	78	64	(10)	(13%)	2	4%
Net income	274	266	266	266	244	8	3%	30	12%
Non-controlling interest	4	3	4	4	4	—	4%	—	(10%)
Preferred dividends	10	5	5	8	8	5	103%	3	34%
Net income available to common shareholders (NIAC)	$260	$257	$257	$254	$233	$3	1%	$28	12%
Diluted EPS	$0.54	$0.53	$0.52	$0.50	$0.45	$0.01	2%	$0.09	20%
Diluted shares	480	487	496	510	514	(7)	(1%)	(34)	(7%)
ROCE	12.3%	12.3%	12.0%	11.7%	11.1%	7bps		119bps	
ROTCE	15.2%	15.1%	14.8%	14.5%	13.8%	9bps		136bps	
ROA	1.3%	1.3%	1.3%	1.3%	1.2%	1bps		11bps	
Net interest margin	3.49%	3.52%	3.51%	3.55%	3.40%	(3bps)		9bps	
Fee income / total revenue	23.7%	22.6%	23.9%	24.2%	22.7%	110bps		100bps	
Efficiency ratio	59.9%	58.5%	61.3%	61.9%	59.2%	134bps		68bps	
FTEs (full-time equivalent associates)	7,422	7,369	7,373	7,341	7,255	53	1%	167	2%
CET1 ratio	10.5%	10.5%	10.6%	11.0%	11.0%	(7bps)		(53bps)	
Effective tax rate	19.5%	22.2%	22.6%	22.7%	20.8%	(274bps)		(131bps)	
Tangible book value per share (TBVPS)	$14.53	$14.34	$14.20	$13.94	$13.57	$0.19	1%	$0.96	7%
Period end loans	$65.3B	$64.4B	$64.2B	$63.1B	$63.3B	$1.0B	1%	$2.1B	3%
Period end deposits	$68.1B	$66.5B	$67.5B	$65.5B	$65.6B	$1.6B	2%	$2.5B	4%
Period end loan to deposit ratio	96%	97%	95%	96%	96%	(86bps)		(50bps)	
Allowance for loans and lease losses to loans and leases	1.09%	1.13%	1.15%	1.23%	1.29%	(4bps)		(20bps)	
Allowance for credit losses to loans and leases	1.24%	1.28%	1.31%	1.38%	1.42%	(4bps)		(18bps)	

PPNR, TBVPS, ACL to loans ratio, and ROTCE are non-GAAP and are reconciled to GAAP measures in the Appendix.
Share count for all periods shown was impacted by share repurchases.

©2026 First Horizon Bank. Member FDIC.
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©2026 First Horizon Bank. Member FDIC. $ in millions, except per share data Adjusted Results 2Q26 Change vs. 2Q26 1Q26 4Q25 3Q25 2Q25 1Q26 2Q25 Net interest income (FTE) $679 $670 $679 $678 $645 $9 1% $35 5% Fee income $211 $195 $212 $215 $189 $16 8% $22 12% Total revenue (FTE) $890 $865 $892 $893 $833 $25 3% $57 7% Expense $526 $505 $541 $542 $495 $21 4% $30 6% Pre-provision net revenue $364 $360 $350 $351 $338 $4 1% $26 8% Provision for credit losses $15 $15 $— ($5) $30 $— —% ($15) (50%) Net charge-offs $33 $29 $30 $26 $34 $4 14% ($1) (3%) Reserve build / (release) ($18) ($14) ($30) ($31) ($4) ($4) (33%) ($14) NM NIAC $262 $257 $259 $263 $229 $5 2% $33 14% EPS $0.54 $0.53 $0.52 $0.51 $0.45 $0.01 2% $0.09 20% Diluted shares 480 487 496 510 514 (7) (1%) (34) (7%) ROTCE 15.3% 15.1% 15.0% 15.0% 13.6% 17bps 164bps ROA 1.3% 1.3% 1.3% 1.3% 1.2% 3bps 15bps Net interest margin (NIM) 3.49% 3.52% 3.51% 3.55% 3.40% (3bp) 9bps Fee income / total revenue 23.6% 22.6% 23.8% 24.1% 22.6% 110bps 102bps Efficiency ratio 59.1% 58.3% 60.7% 60.8% 59.5% 77bps (36bps) CET1 Ratio 10.5% 10.5% 10.6% 11.0% 11.0% (7bps) (53bps) TBVPS $14.53 $14.34 $14.20 $13.94 $13.57 $0.19 1% $0.96 7% Effective tax rate 19.5% 22.2% 22.7% 22.7% 20.8% (271bps) (126bps) 2Q26 adjusted financial summary PPNR, ROTCE, TBVPS, fully taxable equivalents, and adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix. Net interest income and margin are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes. Share count for all periods shown was impacted by share repurchases. 4

©2026 First Horizon Bank. Member FDIC. 2Q26 highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 2Q26 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 2026 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Strategic focus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 5 Table of Contents 5

Continued momentum in 2Q26

2Q26 financial highlights

Earnings:	2Q26	Change vs. 1Q26
Adjusted EPS	**$0.54**	**+$0.01**
Adjusted PPNR	**$364 million**	**+1%**
NII	**$679 million**	**+1%**
Capital:		
CET1 ratio	**10.5%**	**(7bps)**
TBVPS	**$14.53**	**+1%**
Buybacks	**$100 million**	
Credit:		
NCO%	**20bps**	**2bp**
ACL%	**1.24%**	**(4bps)**
NPL%	**0.81%**	**(13bps)**

Strong First Half Performance

1H26 vs. 1H25 Adjusted EPS growth	+$0.21	1H26 vs. 1H25 adjusted ROTCE increase	+184bps	1H26 vs. 1H25 Adjusted PPNR growth	+8%

- **Adjusted ROTCE** of 15.3% for 2Q26
- **Adjusted PPNR** of $364 million, up 1% from 1Q26 and up 8% vs 2Q25
- **NII** up $9 million from prior quarter reflecting strong average loan balance growth of $1.5 billion
- **NIM** compression of 3bps driven by increased deposit costs similar to prior year patterns
- **Adjusted fee income** excluding deferred compensation decreased $1 million, reflecting a decline in fixed income average daily revenue (ADR), partially offset by a $3 million increase in Brokerage, Trust, and Insurance
- **Adjusted expense** excluding deferred compensation increased $6 million driven by typical marketing seasonal patterns of increased advertising costs partially offset by client cash incentive payout reductions
- **Provision expense** of $15 million
- **Net charge-offs** of $33 million, or 0.20% of total loans, up 2bps from 1Q26
- **Maintained CET1 ratio** of 10.5% in line with near-term target; 2Q26 buybacks of $100 million at $24.52 per share

PPNR, ROTCE, TBVPS, ACL to loans ratio, fully taxable equivalents, and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.

©2026 First Horizon Bank. Member FDIC.
6

©2026 First Horizon Bank. Member FDIC. Notable Items ($ in millions, except per share data) 2Q26 Visa derivative valuation expense (other noninterest expense) ($5) Pre-tax impact of notable items $5 Tax on notable items before preferred stock dividends $1 Deemed dividend on redemption of preferred stock $3 Total notable items (after-tax) $1 EPS impact of notable items $— Pre-Tax Notable Items • $5 million impact related to Visa derivative valuation expenses • $3 million of deemed dividend impacts related to the redemption of preferred stock 2Q26 notable items After-Tax Notable Items 7

©2026 First Horizon Bank. Member FDIC. • Net interest income increased $9 million and net interest margin compressed 3bps versus 1Q26 ◦ Interest-bearing deposit costs increased 5bps primarily due to higher brokered deposit balances • As of period end 2Q26, 58%1 of loans are indexed to short-term rates • Fixed rate cash flows over the next year include ~$5 billion of fixed rate loans with a roll-off yield of ~4.9% and $1 billion of securities with a roll-off yield of ~2.8% $645 $678 $679 $670 $679 3.40% 3.55% 3.51% 3.52% 3.49% 2Q25 3Q25 4Q25 1Q26 2Q26 Net interest income ($) and NIM (%) $ in millions NII Margin 1Q26 $670 3.52% Loan Balances & Fees $9 (0.02%) Deposit Funding Mix ($3) (0.05%) Investment Portfolio & Trading Securities $2 0.02% Day Count & Other $1 0.02% 2Q26 $679 3.49% Loan growth supported NII growth in the quarter Net interest income and margin are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes. 1Does not include the impact of interest rate hedges. For more detail on the hedges, see slide 18 in the Appendix. 8

©2026 First Horizon Bank. Member FDIC. • 2Q26 period end deposits of $68.1 billion ◦ Increase of $1.6 billion versus 1Q26, driven by a $2 billion increase in brokered CDs ◦ Retained ~96% of ~$30 billion of total balances associated with repriced deposits in the quarter, while keeping costs on these balances flat from 1Q26 • 2Q26 average deposits of $66.8 billion ◦ Brokered deposits averaged $1.3 billion higher in 2Q26 compared to 1Q26 ◦ Average DDA balances increased $121 million from the prior quarter • 2Q26 interest-bearing rate paid of 2.33%, up 5bps ◦ Maintained strong repricing performance with ~66% cumulative beta since cuts began in 3Q24 ◦ Quarter end interest-bearing deposit spot rate was ~2.43% Period end deposits $65.6B $65.5B $67.5B $66.5B $68.1B $15.9 $16.0 $15.8 $15.9 $16.0 $14.7 $13.6 $14.2 $14.2 $14.2 $30.6 $31.7 $31.5 $31.1 $30.1 $4.4 $4.2 $6.0 $5.3 $7.8 Noninterest bearing deposits Base rate deposits Customer promos, CDs, & indexed deposits Brokered deposits 2Q25 3Q25 4Q25 1Q26 2Q26 Deposit portfolio reflects balance sheet seasonality 9

©2026 First Horizon Bank. Member FDIC. Period end loans • 2Q26 period end loans of $65.3 billion, up 1% versus 1Q26 and 3% versus 2Q25 ◦ C&I excluding loans to mortgage companies (LMC) grew $710 million, or 2% versus 1Q26 ◦ LMC increased $118 million versus 1Q26 ◦ CRE balances increased $175 million versus 1Q26 • Average loan balances increased by $1.5 billion from 1Q26 reflecting $1.6 billion in total commercial loan growth ◦ Average loan balances grew 3% from 2Q25 • Period end total loan portfolio line utilization of 44%1 • Loan yield compression of 1bp to 5.67% • Asset sensitive profile reflected in loan composition of 58% variable rate, 12% ARM, and 30% fixed rate3 $63.3B $63.1B $64.2B $64.4B $65.3B $30.3B $30.5B $31.2B $31.8B $32.5B $13.9B $13.7B $13.6B $13.4B $13.6B $14.4B $14.4B $14.1B $13.9B $13.9B $4.1B $3.9B $4.7B $4.6B $4.8B C&I ex LMC Commercial real estate (CRE) Consumer real estate LMC Credit card & other² 2Q25 3Q25 4Q25 1Q26 2Q26 Loan growth driven by commercial in 2Q26 1Utilization rates exclude loans to mortgage companies. 2Credit card & other was $0.6B in 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26. 3Does not include the impact of interest rate hedges. For more detail on the hedges, see slide 18 in the Appendix. 10

©2026 First Horizon Bank. Member FDIC. • 2Q26 adjusted fee income excluding deferred compensation decreased $1 million from 1Q26 ◦ Fixed income down $7 million from 1Q26 as average daily revenue decreased to $594k, reflecting market conditions in the quarter ◦ Brokerage, trust, and insurance increased $3 million from increased wealth management production and continued strong client activity • Strong start to 2026 results as adjusted fee income excluding deferred compensation increased $28 million in the first half of the year versus the first half of 2025 $ in millions Adjusted Results 2Q26 Change vs. 2Q26 1Q26 4Q25 3Q25 2Q25 1Q26 2Q25 Fixed income $46 $53 $57 $57 $42 ($7) (14%) $4 8% Mortgage banking $9 $9 $10 $15 $10 $0 2% $0 (3%) Service charges and fees $59 $58 $64 $57 $55 $0 —% $4 6% Brokerage, trust, and insurance $45 $43 $41 $39 $39 $3 7% $7 17% Card and digital banking fees $18 $18 $18 $19 $19 $0 (2%) ($1) (6%) Deferred compensation income $15 $(3) $3 $8 $8 $18 NM $7 97% Securities gains/(losses) $0 $(1) $0 $0 $0 $1 141% $0 72% Other noninterest income $18 $16 $18 $19 $16 $2 12% $2 14% Total fee income $211 $195 $212 $215 $189 $16 8% $22 12% Fee income ex deferred comp $196 $197 $209 $207 $181 ($1) —% $14 8% Fixed income ADR1 $594k $742k $765k $771k $550k ($149k) (20%) $43k 8% Fee income reflects changing rate environment 11 Adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix. 1Fixed Income ADR is based upon Fixed Income trading revenues and excludes other product revenues (e.g. investment advisory, derivatives, loan trading and other service related revenues).

Expense discipline continues through the first half of 2026

$ in millions	Adjusted Results 2Q26	1Q26	4Q25	3Q25	2Q25	2Q26 Change vs. 1Q26		2Q25	
Salaries and benefits	$215	$211	$213	$209	$206	$4	2%	$9	4%
Incentives and commissions	$76	$79	$87	$79	$73	($3)	(4%)	$3	5%
Deferred compensation expense	$13	$(2)	$3	$8	$7	$14	NM	$6	98%
Total personnel expense	$304	$289	$303	$296	$286	$16	5%	$19	7%
Occupancy and equipment[1]	$86	$84	$83	$80	$79	$2	3%	$7	9%
Outside services	$79	$69	$95	$79	$71	$10	15%	$9	12%
Amortization of intangible assets	$8	$8	$9	$9	$10	$—	—%	($2)	(16%)
Other noninterest expense	$48	$55	$52	$79	$50	($8)	(14%)	($3)	(6%)
Adjusted total noninterest expense	**$526**	**$505**	**$541**	**$542**	**$495**	**$21**	**4%**	**$30**	**6%**
Expense ex deferred comp	**$513**	**$507**	**$538**	**$534**	**$489**	**$6**	**1%**	**$24**	**4%**
Full-time equivalent associates	7,422	7,369	7,373	7,341	7,255	53	1%	167	2%

- **2Q26 adjusted expense** excluding deferred compensation increased $6 million versus 1Q26
  - **Personnel expense** excluding deferred compensation increased $1 million
    - Salaries and benefits increased $4 million driven by higher day count and net hires
    - Incentives and commissions decreased $3 million driven by decreased fixed income ADR, partially offset by increased incentives from higher mortgage production
  - **Outside services** increased by $10 million mostly driven by marketing, partially offset by client cash incentive payout reductions noted in other noninterest expense, which reflects marketing campaign seasonality
  - **Other noninterest expense** decreased by $8 million primarily driven by timing of new account promotions

Adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix.
[1]Occupancy and equipment expense includes computer software expense.

©2026 First Horizon Bank. Member FDIC. 12

©2026 First Horizon Bank. Member FDIC. Non-performing loans (NPLs)Allowance for credit losses (ACL) Net charge-offs (NCOs) FHN NCO%1 Average NCO% of BKX Index2 $34 $26 $30 $29 $33 0.22% 0.17% 0.19% 0.18% 0.20% 0.54% 0.60% 0.56% 0.58% 2Q25 3Q25 4Q25 1Q26 2Q26 FHN NCOs $901 $870 $839 $826 $808 1.42% 1.38% 1.31% 1.28% 1.24% ACL ACL/Loans 2Q25 3Q25 4Q25 1Q26 2Q26 $593 $605 $604 $606 $531 0.94% 0.96% 0.94% 0.94% 0.81% NPLs $ NPLs % 2Q25 3Q25 4Q25 1Q26 2Q26 • 2Q26 net charge-offs of $33 million ◦ NCO ratio of 0.20%, up 2bps from 1Q26 • Provision expense of $15 million in 2Q26 ◦ 2Q26 ACL to loans ratio decreased to 1.24%, reflecting lower non-pass and non-performing loans • NPL ratio of 81bps, down 13 basis points from 1Q26 Credit performance remains in line with expectations 13 ACL to loans ratio is non-GAAP and is reconciled to the GAAP measure in the Appendix. 1Net charge-off ratio is annualized and as % of average loans. 2Excludes trust and investment banks. Historical numbers have changed due to the reweighting of the BKX index.

Loan growth and share repurchases support CET1 targets

Capital ratios



14.0%
13.8%
13.3%
13.7%
13.4%
12.0%
11.9%
11.5%
11.9%
11.8%
11.0%
11.0%
10.6%
10.5%
10.5%
2Q25
3Q25
4Q25
1Q26
2Q26
CET1 ratio
Tier 1 capital ratio
Total capital ratio

- **CET1 ratio** remained consistent with the prior quarter at 10.5%
  - CET1 changes were supported by strong loan growth and share buybacks of $100 million at $24.52 per share[3]
  - $665 million of authorization remaining under repurchase program approved in 4Q25
- **TBVPS** of $14.53 increased $0.19 versus 1Q26 driven by NIAC contribution of $0.55 and is up $0.96 year-over-year

Common equity tier 1 (CET1)



10.5%
0.35%
(0.11)%
(0.14)%
(0.20)%
0.03%
10.5%
1Q26 Actual
Adj. NIAC
Common Dividend
Share Buybacks
Change in Loan Balances & Unfunded Commitments
Notable items & other¹
2Q26 Estimate

Tangible book value per share (TBVPS)



$14.34
$0.55
$(0.17)
$(0.03)
$(0.09)
$(0.07)
$14.53
1Q26 Actual
Adj. NIAC Impact
Common Dividends
Marks on AFS & Hedges
Share Buybacks
Notable items & other²
2Q26 Actual

TBVPS and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
[1]Other category includes other capital changes such as DTA, intangibles, and options exercised and other risk weighted asset ("RWA") changes.
[2]Other includes change in intangibles and equity compensation.
[3]Weighted average share price of $24.52 includes related commission expenses.

©2026 First Horizon Bank. Member FDIC. 14

Reiterating 2026 outlook

Core objectives

1. Pre-provision net revenue growth
2. Mid-single digit balance sheet growth
3. Positive operating leverage

Key metrics

	2025 Baseline	2026 Expectations	Comments
Adjusted Revenue ex. deferred comp.	$3.42 billion	3 – 7%	Revenue range reflects outcomes from various rate environments
Adjusted Expenses ex. deferred comp.	$2.05 billion	~0%	Flat guidance excludes bonuses/ commissions from incremental counter-cyclical revenue
Net Charge-Offs	0.19%	0.15% – 0.25%	Reflects continued strong credit performance
Tax Rate	22.1%	21% – 23%	Discrete items will slightly impact the quarterly rate
CET1 Ratio	10.63%	~10.5%	Near term target now 10.5% level will vary with loan growth

Initial expectation ranges built on base case assumptions in line with forward interest rate curve as of October 31, 2025 (25bp cuts in April 2026 and July 2026) with various scenarios used to develop the range.
PPNR and adjusted financial measures, including measures excluding deferred compensation and fully taxable equivalents, are non-GAAP and are reconciled to GAAP measures in the Appendix. This page and the following one also include forward-looking guidance with respect to certain non-GAAP financial measures. FHN is not able to reconcile these forward-looking non-GAAP measures to their most directly comparable GAAP measures without unreasonable efforts because sufficient information is not available to determine and quantify, or to estimate the probable significance of, all of the variables and adjustments that would be needed for such reconciliations.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Variability in deferred compensation may impact growth rates in noninterest income and noninterest expense but should have an offsetting and immaterial impact on pretax income.

©2026 First Horizon Bank. Member FDIC.
15

Four consecutive quarters of 15%+ adjusted ROTCE driven by focused execution

Adjusted ROTCE trends

FY24	FY25	Last Four Quarters
12.5%	14.2%	15.1%

Key ingredients to sustained return levels

Capital
Strategic capital management to opportunistically deploy excess capital and lower CET1 to intermediate-term target of 10-10.5%

Credit
Operate with through-the-cycle discipline: low losses, normalized provision that trends with loan growth, and appropriate reserve coverage

Profitability
Deliver revenue-driven PPNR growth with a balanced model; drive positive operating leverage with expense discipline while investing in growth

$100mm+ revenue-driven, PPNR opportunity

Areas of focus

- *Client relationship growth*
- *Maximizing revenue opportunities*
- *Product and business line penetration*
- *Product enhancements*

Examples of progress since mid-2025

- *CRE pricing enhancements with better business line alignment (~$2mm+ in yield-driven profitability and fee improvements)*
- *Deeper partnership between regional and specialty teams (~$5mm+ annualized value captured)*
- *Treasury management service momentum continues (~$5mm+ annual impact)*
- *Improved wealth management penetration across the footprint (~$5mm recognized in 1H2026)*

PPNR, ROTCE, TBVPS, ACL to loans ratio, fully taxable equivalents, and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.

©2026 First Horizon Bank. Member FDIC. 16

©2026 First Horizon Bank. Member FDIC. Appendix

©2026 First Horizon Bank. Member FDIC. Variable 58% Fixed 30% ARMs 12% $65.3B Floors 60% Swaps 40% $5.0B Loan repricing profile Balance sheet hedges Modest interest rate sensitivity1 +100bps +2.9% -100bps -3.3% • Modestly asset-sensitive profile driven by 58% variable rate loan mix • Within the ARM portfolio, only 9% of loans will be in their variable period within the next year • Floors with strike prices between 1.25% and 2.5% and maturities ranging from late 2027 to early 2029 • Receive fixed swaps with fixed rates between 2.6% and 3.0% and maturities in 2027 and 2029 change in the next 12 months’ NII for an instantaneous, parallel shock on a static balance sheet Insured 59% Neither 33%7% $68.1B 67% of deposits insured or collateralized Collateralized • Commercial deposits of $41 billion or 60% and consumer deposits of $27 billion or 40% • Attractive lower-cost deposit base with 23% comprised of non-interest bearing products • Contingency funding plan equates to ~140% of uninsured or uncollateralized deposits Actively managing liquidity and interest rate sensitivity 18 1Estimate as of 6/30/2026.

©2026 First Horizon Bank. Member FDIC. Average Fed Funds Effective • Our diversified business model with a highly attractive geographic footprint provides opportunity to deliver strong performance through a variety of economic cycles • The counter-cyclical businesses (fixed income, loans to mortgage companies, and mortgage) provide a counterbalance to the asset sensitive balance sheet during periods of declining interest rates $754 $1,084 $1,222 $1,374 $1,370 $1,299 $1,372 $1,460 All Other Adjusted PPNR Counter-Cyclicals² Avg Fed Funds Effective Rate 2019¹ (pre-IBKC) 2020¹ (IBKC in 2H20) 2021 2022 2023 2024 2025 2026 YTD Annualized $— $200 $400 $600 $800 $1,000 $1,200 $1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% $158 / 21% $406 / 37% $347 / 28% $81 / 6% $26 / 2% $108 / 8% $596 / 79% $678 / 63% $875 / 72% $1,266 / 92% $1,344 / 98% $1,218 / 94% Adjusted PPNR in millions $118 / 9% 1,254 / 91% Track record of strong results supported by stable, diversified business mix 19 Adjusted pre-provision net revenue (PPNR) is a non-GAAP measure and is reconciled to pre-tax income (GAAP) in the Appendix. Numbers may not total due to rounding. 12019 and 1H20 are standalone FHN, as the IBKC merger-of-equals did not occur until July 1, 2020. 2Counter-cyclical PPNR includes direct and allocated fees and expenses, as well as net interest income net of funds transfer pricing. $116 / 8% $1,344 / 92%

©2026 First Horizon Bank. Member FDIC. 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 —% 2.00% 4.00% 6.00% $0.0 $0.5 $1.0 $1.5 $2.0 Lower Revenue Market Factor Higher Revenue 2025 Environment Current Environment Up Rate Direction Down Decline in short-term rates Up Extreme (low/high) Market Volatility Moderate Improved volatility environment in 2H25 Moderately high Flat/Inverted Yield Curve Shape Steep Improved, flat vs historical Flat vs historical Tight Corporate & Mortgage Spreads Wide Tight Tight Lower Depository Liquidity Greater Neutral impact Greater • FHN Financial provides fixed income sales & trading, investment advisory, interest rate derivatives and other services to financial institutions, municipalities and other institutional investors across the United States and internationally • In addition to trading revenues, FHN Financial generates ~$40 million annually of fee income from other products, including investment advisory, derivatives, loan trading and other service related revenue • ~4,000 active institutional clients • Clients include approximately one third of all US banks and 50% of banks with portfolios over $100 million in size FOMC easing during GFC FOMC ZIRP Policy Normalizing FOMC Policy FOMC easing during pandemic FOMC tightening to fight inflation Fed Funds Average ADR in millions $1.6 $1.2 $0.7 $1.3 $0.5 Early stage of FOMC easing $0.7 FHN Financial’s strong full-cycle returns are counter-cyclical to bank franchise 20

A balanced mix of NDFI, designed to manage risk and capture opportunity across cycles

NDFI represents a small portion of the loan portfolio



7%
6%
$64.4
1Q26
period-end
loans
87%
LMC
Non-LMC NDFI
All Other

LMC is the majority of NDFI lending



$8.7
~53%
of 3/31/26 call report NDFI
$4.1
Short-tenor, collateralized, high monitoring cadence
Non-LMC NDFI spread across multiple industries, managed via experienced teams and includes risk monitoring like onsite collateral inspections
1Q26 call report NDFI exposure
Loans to mortgage companies (LMC)
Non-LMC NDFI

Non-depository financial institution (NDFI) Keys

LMC exposure represents very low risk (~1bp average annualized NCOs over the last 10 years)

Remaining exposure is primarily in specialty ABL vertical with diversified industries, deep expertise, and on staff inspectors

NDFI non-accruals are only **0.34% of total NDFI**

All loan balance references are to period-end loans.
All NDFI numbers are sourced from the call report as of 3/31/26.

©2026 First Horizon Bank. Member FDIC.
21

Industry & product diversification: total loan portfolio

Total loan portfolio



C&I
57%
Total
loans
$65.3B
CRE
21%
Consumer
22%

C&I by industry



Other 14
Industries
24%
Mortgage
Warehouse
13%
Real
Estate &
Leasing
12%
Energy
3%
C&I
$37.3B
Transportation
& Warehousing
5%
Retail Trade
5%
Finance &
Insurance
11%
Accommodation
& Food Service
6%
Wholesale
Trade
7%
Manufacturing
7%
Health Care
& Social
Assistance
7%

CRE by property type



Non-construction
Multi-Family
29%
Land
2%
Office
19%
CRE
$13.6B
Construction
9%
Office
5%
Construction
All
other
CRE
53%
Multi-family
42%
Hospitality
7%
Other
CRE
3%
Retail
17%
Industrial
14%

Consumer by product



HELOC
15%
Credit card
& other
4%
RE
installment
loans
81%
Consumer
$14.4B

- C&I
  - No more than 13% C&I exposure to any industry
  - Period end C&I portfolio line utilization of 45%[1]
- CRE
  - No significant upcoming repricing events, as ~73% of loans are floating and ~$3B on average maturing annually throughout 2026 and 2027
  - Granular portfolio with less than 0.4% of loan relationships by count with commitments above $50 million
  - Medical office comprises 53% of outstanding office balances
- Consumer
  - Consumer portfolio focused on real estate, with negligible exposure to auto or consumer credit card

Numbers may not total to 100% due to rounding.
[1]Utilization rates exclude loans to mortgage companies.

©2026 First Horizon Bank. Member FDIC. 22

©2026 First Horizon Bank. Member FDIC. 31% $37.3B 9% FL 31% TX 21% GA 8% NC 10% TN 7% LA 5% Other SE1 6% 7% 18% 14% SC 3% Total C&I Multi- family Traditional office Other CRE Total CRE $4.5B $1.2B $7.9B $13.6B C&I C&I exposure to markets outside the southeast primarily driven by specialty businesses with no state accounting for more than 6% $50.9B commercial loan portfolio with 74% in attractive southeastern footprint Southeastern (SE) footprint All other TN 18% FL 12% TX 10% NC 6% LA 6% GA 4% SC 2% Other SE1 11% Geographic diversification: commercial loan portfolio All loan balances are period end unless otherwise noted. Numbers may not total 100% due to rounding. 1Other southeastern (SE) includes AR, AL, MS, and VA. 23 NC 21% FL 14% TN 17% GA 11% TX 13% Other SE1 6% LA 7% SC 4% FL 26% NC 11% LA 9% TN 8% TX 10% GA 6% SC 4% Other SE1 8% FL 26% TX 14% NC 12% TN 8% GA 7% LA 8% SC 4% Other SE1 7% CRE Map excludes $13.3B of loans outside of the southeastern footprint driven by specialty business lines

©2026 First Horizon Bank. Member FDIC. 2Q26 investment portfolio composition2 Steady principal cash flows3 Investment portfolio $0.4B $0.3B $0.3B $0.2B 3Q26 4Q26 1Q27 2Q27 Agency MBS 38% Agency CMBS 28% Agency CMO 14% U.S. Agencies & Treasury 16% States & Municipalities 4% $9.3B $9.3B $9.3B $9.5B $9.2B 3.06% 3.09% 3.06% 3.02% 3.05% Average AFS Securities Average HTM Securities Average Yield 2Q25 3Q25 4Q25 1Q26 2Q26 • 2Q26 investment portfolio represents ~11% of total assets ◦ Moderate total portfolio effective duration of 3.8 years ◦ Low reliance on the HTM designation at ~13% of total portfolio ◦ 96% U.S. government or agency-backed by GSEs • 2Q26 total unrealized losses on the AFS and HTM portfolios of $0.9B, consistent with 1Q26 levels 2Q25 3Q25 4Q25 1Q26 2Q26 % of total assets 11% 11% 11% 11% 11% Pre-tax unrealized losses ($1.0B) ($0.9B) ($0.8B) ($0.8B) ($0.9B) Effective duration (years) 4.4 4.2 3.9 3.7 3.8 Excess collateral ratio1 30% 34% 26% 35% 33% Investment portfolio prudently managed to support liquidity and IRR 24 1Unpledged securities and securities pledged in excess of collateral requirements divided by total securities. 2Calculated based on period end market values. 3Estimated as of 6/30/26; includes maturities and projected calls.

©2026 First Horizon Bank. Member FDIC. $ in millions, except EPS 2Q26 1Q26 4Q25 3Q25 2Q25 Summary of Notable Items: Deferred compensation adjustment $— $— $— $— $4 FDIC special assessment (other noninterest expense) $— $— $7 $2 $1 Other notable expenses * $(5) $— $(10) $(10) $— Total notable items (pre-tax) $(5) $— $(3) $(8) $4 Tax-related notable items $— $— $— $— $— Preferred Stock Dividend ** $3 $— $— $(3) $— Notable items 25 Numbers may not total due to rounding. * 2Q26 includes $5 million of Visa derivative valuation expenses and 4Q25 and 3Q25 each include $10 million. ** 2Q26 and 3Q25 include deemed dividends on the redemption of preferred stock.

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions, except per share data	Quarterly, Unaudited				
	2Q26	1Q26	4Q25	3Q25	2Q25
Tangible Common Equity (non-GAAP)					
(A) Total equity (GAAP)	$9,464	$9,465	$9,142	$9,244	$9,257
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	682	741	349	349	426
(B) Total common equity	$8,487	$8,429	$8,498	$8,600	$8,536
Less: Intangible assets (GAAP) (b)	1,599	1,607	1,615	1,624	1,633
(C) Tangible common equity (non-GAAP)	$6,888	$6,822	$6,882	$6,976	$6,903
Tangible Assets (non-GAAP)					
(D) Total assets (GAAP)	$84,437	$84,132	$83,876	$83,192	$82,084
Less: Intangible assets (GAAP) (b)	1,599	1,607	1,615	1,624	1,633
(E) Tangible assets (non-GAAP)	$82,839	$82,525	$82,261	$81,568	$80,451
Period end Shares Outstanding					
(F) Period end shares outstanding	474	476	485	500	509
Ratios					
(A)/(D) Total equity to total assets (GAAP)	11.21%	11.25%	10.90%	11.11%	11.28%
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (non-GAAP)	8.31%	8.27%	8.37%	8.55%	8.58%
(B)/(F) Book value per common share (GAAP)	$17.91	$17.72	$17.53	$17.19	$16.78
(C)/(F) Tangible book value per common share (non-GAAP)	$14.53	$14.34	$14.20	$13.94	$13.57

(a) Included in total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC.
26

©2026 First Horizon Bank. Member FDIC. $ in millions, except per share data Quarterly, Unaudited 2Q26 1Q26 4Q25 3Q25 2Q25 Adjusted Diluted EPS Net income available to common shareholders ("NIAC") (GAAP) a $260 $257 $257 $254 $233 Plus Total notable items (after-tax) (Non-GAAP) (a) 1 — 2 9 (3) Adjusted net income available to common shareholders (Non-GAAP) b $262 $257 $259 $263 $229 Diluted Shares (GAAP) c 480 487 496 510 514 Diluted EPS (GAAP) a/c $0.54 $0.53 $0.52 $0.50 $0.45 Adjusted diluted EPS (Non-GAAP) b/c $0.54 $0.53 $0.52 $0.51 $0.45 Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA") Net Income ("NI") (GAAP) $274 $266 $266 $266 $244 Plus Relevant notable items (after-tax) (Non-GAAP) (a) $4 $— $2 $6 $(3) Adjusted NI (Non-GAAP) $278 $266 $268 $272 $241 NI (annualized) (GAAP) d $1,101 $1,079 $1,054 $1,055 $980 Adjusted NI (annualized) (Non-GAAP) e $1,116 $1,079 $1,064 $1,079 $967 Average assets (GAAP) f $84,097 $83,045 $83,081 $82,049 $81,958 ROA (GAAP) d/f 1.31% 1.30% 1.27% 1.29% 1.20% Adjusted ROA (Non-GAAP) e/f 1.33% 1.30% 1.28% 1.32% 1.18% Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE $ in millions, except per share data Quarterly, Unaudited Annual, Unaudited Last Four 2Q26 1Q26 4Q25 3Q25 2Q25 2025 2024 Quarters NIAC (annualized) (GAAP) g $1,044 $1,044 $1,018 $1,007 $933 $956 $738 $1,028 Adjusted NIAC (annualized) (Non-GAAP) h $1,049 $1,044 $1,028 $1,042 $919 $968 $843 $1,041 Average Common Equity (GAAP) i $8,468 $8,514 $8,491 $8,579 $8,376 $8,459 $8,391 $8,513 Intangible Assets (GAAP) (b) $1,603 $1,611 $1,619 $1,628 $1,638 $1,633 $1,674 $1,615 Average Tangible Common Equity (Non-GAAP) j $6,865 $6,903 $6,872 $6,950 $6,738 $6,826 $6,717 $6,897 Equity Adjustment (Non-GAAP) $— $— $— $— $— $4 $20 $8 Adjusted Average Tangible Common Equity (Non-GAAP) k $6,865 $6,903 $6,872 $6,950 $6,738 $6,830 $6,737 $6,890 ROCE (GAAP) g/i 12.33% 12.26% 11.99% 11.74% 11.14% 11.30% 8.80% 12.08% ROTCE (Non-GAAP) g/j 15.21% 15.12% 14.82% 14.49% 13.85% 14.01% 10.99% 14.91% Adjusted ROTCE (Non-GAAP) h/k 15.29% 15.12% 14.96% 15.00% 13.65% 14.18% 12.51% 15.11% Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Reconciliation to GAAP financials 27 (a) Adjusted for notable items as detailed on page 25. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not total due to rounding.

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions		Quarterly, Unaudited				
		2Q26	1Q26	4Q25	3Q25	2Q25
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	l	$211	$195	$212	$215	$189
Plus notable items (pretax) (GAAP) (a)		$—	$—	$—	$—	$—
Adjusted noninterest income (Non-GAAP)	m	$211	$195	$212	$215	$189
Revenue (GAAP)	n	$887	$862	$888	$889	$830
Taxable-equivalent adjustment		$3	$3	$3	$3	$4
Revenue- Taxable-equivalent (Non-GAAP)		$890	$865	$892	$893	$833
Plus notable items (pretax) (GAAP) (a)		$—	$—	$—	$—	$—
Adjusted revenue (Non-GAAP)	o	$890	$865	$892	$893	$833
Securities gains/(losses) (GAAP)	p	$—	$(1)	$—	$—	$—
Noninterest income as a % of total revenue (GAAP)	(l-p)/(n-p)	23.73%	22.63%	23.89%	24.16%	22.73%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	(m-p)/(o-p)	23.65%	22.55%	23.80%	24.07%	22.63%
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	q	$531	$505	$545	$551	$491
Plus notable items (pretax) (GAAP) (a)		$(5)	$—	$(3)	$(8)	$4
Adjusted noninterest expense (Non-GAAP)	r	$526	$505	$541	$542	$495
Revenue (GAAP)	s	$887	$862	$888	$889	$830
Taxable-equivalent adjustment		$3	$3	$3	$3	$4
Revenue- Taxable-equivalent (Non-GAAP)		$890	$865	$892	$893	$833
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	t	$890	$865	$892	$893	$833
Securities gains/(losses) (GAAP)	u	$—	$(1)	$—	$—	$—
Efficiency ratio (GAAP)	q/(s-u)	59.88%	58.54%	61.33%	61.92%	59.20%
Adjusted efficiency ratio (Non-GAAP)	r/(t-u)	59.11%	58.34%	60.73%	60.76%	59.47%

(a) Adjusted for notable items as detailed on page 25. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC. 28

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions	Period end				Average			
	2Q26	1Q26	2Q26 vs. 1Q26		2Q26	1Q26	2Q26 vs. 1Q26	
Loans excluding LMC								
Total Loans (GAAP)	$65,330	$64,377	$953	1%	$64,695	$63,192	$1,503	2%
LMC (GAAP)	4,759	4,641	118	3%	4,284	3,884	399	10%
Total Loans excl. LMC (non-GAAP)	60,571	59,736	835	1%	60,411	59,308	1,104	2%
Total Consumer (GAAP)	14,439	14,490	(50)	—%	14,439	14,567	(128)	(1)%
Total Commercial excl. LMC (non-GAAP)	46,131	45,246	886	2%	45,972	44,741	1,232	3%
Total CRE (GAAP)	13,595	13,420	175	1%	13,510	13,417	93	1%
Total C&I excl. LMC (non-GAAP)	$32,536	$31,826	$710	2%	$32,462	$31,324	$1,138	4%

$ in millions		Quarterly, Unaudited				
		2Q26	1Q26	4Q25	3Q25	2Q25
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases						
Allowance for loan and lease losses (GAAP)	A	$709	$730	$738	$777	$814
Reserve for unfunded commitments (GAAP)		99	96	101	93	87
Allowance for credit losses (Non-GAAP)	B	$808	$826	$839	$870	$901
Loans and leases (GAAP)	C	$65,330	$64,377	$64,156	$63,058	$63,260
Nonaccrual loans and leases (GAAP)	D	$531	$606	$604	$605	$593
Allowance for loan and lease losses to loans and leases (GAAP)	A/C	1.09%	1.13%	1.15%	1.23%	1.29%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.24%	1.28%	1.31%	1.38%	1.42%
Allowance for loan and lease losses to nonperforming loans and leases (GAAP)	A/D	133%	120%	122%	128%	137%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	152%	136%	139%	144%	152%

Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC.
29

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions	Quarterly, Unaudited				
	2Q26	1Q26	4Q25	3Q25	2Q25
Adjusted noninterest income excluding deferred compensation income					
Noninterest income (GAAP)	$211	$195	$212	$215	$189
Plus notable items (pretax) (GAAP) (a)	—	—	—	—	—
Adjusted noninterest income (non-GAAP)	$211	$195	$212	$215	$189
Less adjusted deferred compensation income (GAAP)	15	(3)	3	8	8
Adjusted noninterest income excluding deferred compensation income (non-GAAP)	$196	$197	$209	$207	$181
Adjusted revenue excluding deferred compensation income					
Revenue (GAAP)	$887	$862	$888	$889	$830
Taxable-equivalent adjustment	$3	$3	$3	$3	$4
Revenue- Taxable-equivalent (non-GAAP)	$890	$865	$892	$893	$833
Plus notable items (pretax) (GAAP) (a)	$—	$—	$—	$—	$—
Adjusted revenue (non-GAAP)	$890	$865	$892	$893	$833
Less adjusted deferred compensation income (GAAP)	15	(3)	3	8	8
Adjusted revenue excluding adjusted deferred compensation income (non-GAAP)	$875	$868	$889	$884	$826
Adjusted noninterest expense excluding deferred compensation expense					
Noninterest expense (GAAP)	$531	$505	$545	$551	$491
Plus notable items (pretax) (GAAP) (a)	$(5)	$—	$(3)	$(8)	$4
Adjusted noninterest expense (non-GAAP)	$526	$505	$541	$542	$495
Less adjusted deferred compensation expense (GAAP)	13	(2)	3	8	7
Adjusted noninterest expense excluding deferred compensation expense (non-GAAP)	$513	$507	$538	$534	$489
Adjusted personnel expense excluding deferred compensation expense					
Personnel expense (GAAP)	$304	$289	$303	$296	$282
Plus notable items (pretax) (GAAP) (a)	$—	$—	$—	$—	$4
Adjusted personnel expense (non-GAAP)	$304	$289	$303	$296	$286
Less adjusted deferred compensation expense (GAAP)	13	(2)	3	8	7
Adjusted personnel expense excluding deferred compensation expense (non-GAAP)	$291	$290	$300	$288	$279

(a) Adjusted for notable items as detailed on page 25. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC. 30

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions		Quarterly, Unaudited 2Q26		1Q26		4Q25		3Q25		2Q25
Adjusted Pre-provision Net Revenue (PPNR)										
Pre-tax income (GAAP)	$	**341**	$	342	$	343	$	344	$	309
Plus notable items (pretax) (GAAP) (a)		**5**		—		3		8		(4)
Adjusted Pre-tax income (non-GAAP)	$	**346**	$	342	$	347	$	352	$	304
Plus provision for credit losses expense (GAAP)		**15**		15		—		(5)		30
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$	**361**	$	357	$	347	$	347	$	334
Taxable-equivalent adjustment		**3**		3		3		3		4
Adjusted Pre-provision net revenue-Taxable-equivalent (non-GAAP)	$	**364**	$	360	$	350	$	351	$	338

$ in millions	2019	2020	2021	2022	2023	2024	2025	2026 YTD Annualized
Adjusted Pre-provision Net Revenue (PPNR)								
Pre-tax Income (GAAP)	$586	$933	$1,284	$1,159	$1,128	$1,005	$1,281	$1,377
Provision for Credit Losses Expense (GAAP)	45	503	(310)	95	260	150	65	60
Total PPNR (non-GAAP)	$631	$1,436	$974	$1,254	$1,388	$1,155	$1,346	$1,437
Taxable-equivalent adjustment	(9)	(11)	(12)	(13)	(16)	(15)	(14)	(12)
Notable Items (GAAP) (a)	(114)	363	(235)	(107)	33	(129)	(13)	(10)
Adjusted PPNR (non-GAAP)	$754	$1,084	$1,222	$1,374	$1,370	$1,299	$1,372	$1,460
All Other adjusted PPNR (non-GAAP)	$596	$678	$875	$1,266	$1,344	$1,218	$1,254	$1,344
Counter-cyclical Adjusted PPNR (non-GAAP)	$158	$406	$347	$108	$26	$81	$118	$116

(a) Adjusted for notable items as detailed on page 25. Numbers may not total due to rounding.
Notable items can be found in the appendices of earnings releases in previously furnished 8-K filings related to the periods shown.

©2026 First Horizon Bank. Member FDIC.
31

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions, except per share data	Quarterly, Unaudited					
	2Q26	1Q26	1H26	2Q25	1Q25	1H25
Adjusted Diluted EPS						
Net income available to common ("NIAC") (GAAP)	$260	$257	$518	$233	$213	$446
Plus Tax effected notable items (Non-GAAP) (a)	$1	$—	$1	$(3)	$4	$1
Adjusted NIAC (Non-GAAP)	$262	$257	$519	$229	$217	$447
Diluted Shares (GAAP)	480	487	483	514	523	519
Diluted EPS (GAAP)	**$0.54**	**$0.53**	**$1.07**	**$0.45**	**$0.41**	**$0.86**
Adjusted diluted EPS (Non-GAAP)	**$0.54**	**$0.53**	**$1.07**	**$0.45**	**$0.42**	**$0.86**
Adjusted noninterest income excluding deferred compensation income						
Noninterest income (GAAP)	$211	$195	$405	$189	$181	$370
Plus notable items (pretax) (GAAP) (a)	$—	$—	$—	$—	$—	$—
Adjusted noninterest income (non-GAAP)	$211	$195	$405	$189	$181	$370
Less adjusted deferred compensation income (GAAP)	$15	$(3)	$13	$8	$(3)	$5
Adjusted noninterest income excluding deferred compensation income (non-GAAP)	**$196**	**$197**	**$393**	**$181**	**$184**	**$365**
Adjusted Pre-provision Net Revenue (PPNR)						
Pre-tax income (GAAP)	$341	$342	$683	$309	$285	$593
Plus notable items (pretax) (GAAP) (a)	$5	$—	$5	$(4)	$6	$1
Adjusted Pre-tax income (non-GAAP)	$346	$342	$688	$304	$290	$595
Plus provision expense (GAAP)	$15	$15	$30	$30	$40	$70
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$361	$357	$718	$334	$330	$665
Taxable-equivalent adjustment	$3	$3	$6	$4	$3	$7
Adjusted Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	**$364**	**$360**	**$724**	**$338**	**$334**	**$672**

(a) Adjusted for notable items as detailed on page 25

©2026 First Horizon Bank. Member FDIC.
32

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions, except per share data	Quarterly, Unaudited					
	2Q26	1Q26	1H26	2Q25	1Q25	1H25
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
NIAC (GAAP)	$260	$257	$518	$233	$213	$446
Plus Tax effected notable items (Non-GAAP) (a)	$1	$—	$1	$(3)	$4	$1
Adjusted NIAC (Non-GAAP)	$262	$257	$519	$229	$217	$447
NIAC (annualized) (GAAP)	$1,044	$1,044	$1,044	$933	$864	$898
Adjusted NIAC (annualized) (Non-GAAP)	$1,049	$1,044	$1,047	$919	$882	$901
Average Common Equity (GAAP)	$8,468	$8,514	$8,491	$8,376	$8,389	$8,383
Intangible Assets (GAAP) (b)	$1,603	$1,611	$1,607	$1,638	$1,648	$1,643
Average Tangible Common Equity (Non-GAAP)	$6,865	$6,903	$6,884	$6,738	$6,742	$6,740
Equity Adjustment (Non-GAAP)	$—	$—	$—	$—	$—	$—
Adjusted Average Tangible Common Equity (Non-GAAP)	$6,865	$6,903	$6,884	$6,738	$6,742	$6,740
ROCE (GAAP)	12.33%	12.26%	12.30%	11.14%	10.30%	10.72%
ROTCE (Non-GAAP)	15.21%	15.12%	15.17%	13.85%	12.81%	13.33%
Adjusted ROTCE (Non-GAAP)	15.29%	15.12%	15.21%	13.65%	13.08%	13.36%

(a) Adjusted for notable items as detailed on page 25. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC.
33